UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 3, 2016

Grand Havana Inc.

(Exact name of registrant as specified in its charter)

JunkieDog.com, Inc.

(Former name of registrant)

Nevada (State or other jurisdiction of incorporation)	000-55037 (Commission File Number)	27-0631947 (IRS Employer Identification No.)

407 Lincoln Rd. Suite 2A

Miami Beach, FL 33139

(Address of principal executive offices)

Registrant’s telephone number, including area code: 305.297.2207

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01	Changes in Registrant’s Certifying Accountant.

On August 3, 2016, JunkieDog.com Inc. now known as Grand Havana, Inc. (the “Company”), was informed that D. Brooks & Associates CPA’s PA (“Brooks”), was resigning as its independent registered public accounting firm. The report of Brooks on the Company’s financial statements for June 30, 2014 contained no adverse opinion or a disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles, except that the report of Brooks for the fiscal year ended June 30, 2014 indicated conditions which raised substantial doubt about the Company’s ability to continue as a going concern.

During the Company’s two most recent fiscal years and through the date of this report, it has had no disagreements with Brooks on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Brooks, would have caused it to make reference to the subject matter of such disagreements in its report on the Company’s financial statements for such periods.

During the Company’s two most recent fiscal years and through the date of this report on Form 8-K, there have been no reportable events as defined under Item 304(a)(1)(v) of Regulation S-K adopted by the SEC.

The Company provided Brooks with a copy of this disclosure before its filing with the SEC. The Company requested that Brooks provide us with a letter addressed to the SEC stating whether or not it agrees with the above statements, and the Company received a letter from Brooks stating that it agrees with the above statements. A copy of the letter from Brooks is attached hereto as Exhibit 16.1.

New Independent Registered Public Accounting Firm

The Company’s Board of Directors reappointed Brooks as its independent registered public accounting firm, effective as of March 31, 2017. During the two most recent fiscal years and through the date of the Company’s engagement of Brooks, the Company did not consult with Brooks regarding either (1) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (2) any matter that was either the subject of a disagreement (as defined in Regulation S-K Item 304(a)(1)(v)), during the two most recent fiscal years.

Prior to engaging Brooks, Brooks did not provide the Company with either written or oral advice that was an important factor considered by the Company in reaching a decision to Brooks as its independent accounting firm.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits

16.1	Letter of D. Brooks & Associates, CPA’s PA

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Grand Havana, Inc.
Date: October 24, 2017	By: /s/ Robert Rico
Chief Executive Officer